Taxes Payable - Summary of taxes payable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Taxes Payable [Abstract]
VAT payable	¥ 30,582		¥ 3,325
Withholding individual income taxes for employees	14,724		48,692
Enterprise income taxes payable	7,656		2,503
Others	361		375
Total	¥ 53,323	$ 8,368	¥ 54,895